SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
MARSH SUPERMARKETS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 2, 2005
TO THE SHAREHOLDERS OF
MARSH SUPERMARKETS, INC.
      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Marsh Supermarkets, Inc. (the “Corporation”) will be held at the principal executive offices of the Corporation, 9800 Crosspoint Boulevard, Indianapolis, Indiana, on Tuesday, August 2, 2005, at 10:00 A.M. (Eastern Standard Time), for the following purposes:

1.	To elect four directors for terms of three years each and until their successors are duly elected and qualified; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.
      The Board of Directors has fixed the close of business on Friday, May 27, 2005, as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting and at any adjournment thereof.
      You are cordially invited to attend this meeting. Whether or not you expect to attend the meeting, we encourage you to vote your shares by dating and signing the enclosed proxy and returning it as promptly as possible in the accompanying postage prepaid envelope.
      By order of the Board of Directors.

MARSH SUPERMARKETS, INC.

By:

P. Lawrence Butt, Secretary
Indianapolis, Indiana
June 23, 2005

PROXY STATEMENT
VOTING SECURITIES
PROXY, VOTING AND METHOD OF COUNTING VOTES
SOLICITATION OF PROXIES
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNER
COMPENSATION OF EXECUTIVE OFFICERS
PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SHAREHOLDER PROPOSALS
OTHER MATTERS

MARSH SUPERMARKETS, INC.
9800 Crosspoint Boulevard
Indianapolis, Indiana 46256-3350
PROXY STATEMENT
for
Annual Meeting of Shareholders
August 2, 2005
       This Proxy Statement and the accompanying proxy are being mailed to shareholders of Marsh Supermarkets, Inc. (the “Corporation”) in connection with the solicitation of the enclosed proxy by and on behalf of the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held pursuant to the accompanying Notice of Annual Meeting, and at any adjournment of such meeting. This Proxy Statement and the accompanying proxy are being first mailed to shareholders on or about June 23, 2005.
VOTING SECURITIES
      At May 27, 2005, the Corporation had outstanding 3,731,675 shares of Class A Common Stock and 4,164,904 shares of Class B Common Stock (collectively, the “Common Stock”). Each share of Class A Common Stock entitles its owner to one vote upon each matter to come before the Annual Meeting. Shares of Class B Common Stock are non-voting with respect to the matters to come before the Annual Meeting. Only Class A Common Stock shareholders of record at the close of business on May 27, 2005, will be entitled to vote at the Annual Meeting and at any adjournment thereof.
PROXY, VOTING AND METHOD OF COUNTING VOTES
      When the enclosed proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting and at any adjournment thereof as directed by the shareholder executing the proxy, unless it is revoked earlier. If a proxy is signed and returned, but no directions are given on the proxy with respect to any particular matter to be acted upon at the Annual Meeting, the shares represented by the proxy will be voted in favor of such matter. Shares represented by proxies which are marked “withhold authority” with respect to the election of directors will be considered only for the purpose of determining the presence of a quorum at the meeting, but will neither be counted nor have any effect on the vote with respect to such matter. A broker will return a proxy card with no vote with regard to any shares beneficially owned by persons who do not provide voting instructions on a matter before the Annual Meeting with respect to which a broker is prohibited from exercising discretionary authority and such shares will be deemed present at the meeting for quorum purposes, but will not be included in the vote total with respect to such matter. Brokers are not prohibited from exercising discretionary authority with respect to the election of directors, except to the extent they receive instructions to the contrary from their clients at least ten days prior to the Annual Meeting. Any shareholder executing and delivering a proxy has the right to revoke it at any time before the authority granted thereby is exercised by the due execution of another proxy bearing a later date or by written notice to the Secretary of the Corporation. Shareholders who are present in person at the Annual Meeting may revoke their proxy and vote in person if they so desire.

SOLICITATION OF PROXIES
      This solicitation of proxies is being made by the Board of Directors of the Corporation, and the expenses thereof will be borne by the Corporation. The principal solicitation is being made by mail; however, additional solicitations may be made by telephone, telegraph, telecopier or personal interview by officers of the Corporation, who will not be additionally compensated therefor, and by D. F. King & Co., Inc., which has been engaged to distribute proxies and solicit votes for a fee estimated not to exceed $3,000, plus reimbursement of out-of-pocket expenses. The Corporation expects to reimburse brokerage houses, banks and other fiduciaries for reasonable expenses of forwarding proxy material to beneficial owners of the Common Stock.
ELECTION OF DIRECTORS
      The Corporation’s Board of Directors consists of ten members, each of whom is elected to serve for a term of three years. Four nominees will be elected at the Annual Meeting to serve until the Annual Shareholders Meeting in 2008, and until their successors are duly elected and qualified. Proxies representing shares of Class A Common Stock held on the record date for the Annual Meeting that are returned duly executed will be voted, unless otherwise specified, in favor of the four nominees for the Board of Directors named below. All such nominees are members of the present Board of Directors and were elected at the 2002 Annual Shareholders Meeting. All nominees have consented to serve if elected, but should any nominee be unavailable to serve (which event is not anticipated), the persons named in the proxy intend to vote for such substitute nominee as the Board of Directors may recommend. The nominees shall be elected by a plurality of the votes cast in the election by the holders of the Class A Common Stock represented and entitled to vote at the Annual Meeting, assuming the existence of a quorum.
      Biographical and other information for each nominee and for each incumbent director is set forth below:

Name, Age, Principal Occupation	Director
and Business Experience	Since

Nominees for Director to serve until the 2008 Annual Meeting:
J. MICHAEL BLAKLEY, 64	1996
President and Chief Executive Officer, The Blakley Corporation, Indianapolis, Indiana (a building trade contractor specializing in interior and exterior building finishes). See Note (3)
P. LAWRENCE BUTT, 63	1999
Senior Vice President, Counsel and Secretary of the Corporation
CHARLES R. CLARK, 71	1978
Partner, Beasley Gilkison Retherford Buckles & Clark, Attorneys at Law, Muncie, Indiana. See Notes (1) and (5)
JAMES K. RISK, III, 63	1987
President and Chief Executive Officer, Kirby Risk Corporation, Lafayette, Indiana (a wholesale electrical equipment distributor); director, Lafayette Life Insurance Company, Lafayette, Indiana (an insurance company). See Note (3)

Incumbent Directors elected to serve until the 2006 Annual Meeting:
DON E. MARSH, 67	1959
Chairman of the Board and Chief Executive Officer of the Corporation; brother of William L. Marsh and father of David A. Marsh, President and Chief Operating Officer of the Corporation; director, National City Bank, Indiana, Indianapolis, Indiana. See Note (2)

Name, Age, Principal Occupation	Director
and Business Experience	Since

WILLIAM L. MARSH, 61	1991
Senior Vice President-Property Management of the Corporation; brother of Don E. Marsh and uncle of David A. Marsh, President and Chief Operating Officer of the Corporation
STEPHEN M. HUSE, 62	1985
President and Chief Executive Officer, Huse Incorporated, Bloomington, Indiana (a retail restaurant management company). See Notes (2), (3) and (4)

Incumbent Directors to serve until the 2007 Annual Meeting:
JOHN J. HEIDT, 67	2002
President and Chief Executive Officer, Royal Food Products, Inc., Indianapolis, Indiana (a food product supply company). See Notes (2) and (5)
CATHERINE A. LANGHAM, 47	1998
President, Future Enterprises, Inc., Indianapolis, Indiana (an expedited transport services, warehousing and distribution company). See Notes (1), (2) and (5)
K. CLAY SMITH, 67	1989
President and Chief Executive Officer, Underwood Machinery Transport Company, Inc., Indianapolis, Indiana (a heavy equipment transport company). See Notes (1), (2) and (4)

(1)	Member of Audit Committee.

(2)	Member of Executive Committee.

(3)	Member of Compensation Committee.

(4)	Member of Stock Award Committee.

(5)	Member of Nominating Committee
Corporate Governance
      The Corporation’s business is managed under the direction of the Board of Directors. The Board of Directors delegates the conduct of the business to the Corporation’s senior management and has regular access to senior management. It may also seek independent, outside advice. The Board of Directors holds regular quarterly meetings and meets on other occasions when required by special circumstances. Some of the directors devote time and attention to the Board of Directors standing committees.
      The Board of Directors has determined that each of the following directors is an “independent director” within the meaning of the Nasdaq National Market (“NASDAQ”) listing standards: J. Michael Blakley, Charles R. Clark, John J. Heidt, Stephen M. Huse, Catherine A. Langham, James K. Risk, III and K. Clay Smith.
      The Board of Directors has standing Executive, Audit, Compensation, Stock Award and Nominating committees, membership in which is indicated in the preceding table. The Executive Committee is empowered to exercise authority over the affairs of the Corporation during intervals between meetings of the Board of Directors.
      The Audit Committee, comprised solely of directors who are “independent” (as defined in NASDAQ listing standards and Rule 10A-3 of the Securities Exchange Act), selects, evaluates and compensates the independent registered public accounting firm, oversees the results of their audits, oversees the Corporation’s systems of internal accounting and financial controls and financial reporting accounting practices and provides an avenue of communication among the independent registered public accounting firm, management and the Board of Directors. The Board of Directors has made an affirmative determination that Catherine A. Langham qualifies as an audit committee financial expert within the meaning of SEC regulations and is “independent” as that term is used in Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act. The Audit Committee has determined that all members of the Audit Committee are financially literate under the current listing standards of NASDAQ. The Board of Directors has adopted a charter for its Audit Committee, which can be accessed on the Corporation’s website — www.marsh.net.
      The Compensation Committee, composed entirely of directors who are independent (as defined in the NASDAQ listing standards), reviews and approves the compensation policies and actions affecting management’s employment and severance arrangements, benefits awarded under certain of the Corporation’s incentive plans, such as the Management Incentive Plan, and determines participation in the Supplemental Retirement Plans. The Board of Directors has adopted a charter for its Compensation Committee, which can be accessed on the Corporation’s website — www.marsh.net.
      The Stock Award Committee, comprised entirely of directors who are intended to be “Non-Employee Directors” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the tax regulations promulgated thereunder, reviews and approves awards under the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan.
      The Nominating Committee, composed entirely of directors who are independent (as defined in the NASDAQ listing standards), identifies, reviews and recommends nominees qualified for election to the Board of Directors, and reviews the composition of the Board of Directors. The Nominating Committee considers candidates for the Board of Directors suggested by its members and other Board of Directors members, as well as management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board of Directors should notify the Corporation’s Secretary in writing with whatever supporting material the shareholder considers appropriate pursuant to the provisions of the Corporation’s By-Laws relating to shareholder proposals as described in “Shareholder Proposals” below. The Committee considers such relevant factors as it deems appropriate, including the current composition of the Board of Directors, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of prospective nominees. The Committee also considers such factors as the nominee’s (1) general understanding of marketing, finance, and other elements relevant to the success of a publicly-traded company in today’s business environment, (2) understanding of our business, and (3) diversity, skills, and educational and professional background. The Board of Directors has adopted a charter for its Nominating Committee, which can be accessed on the Corporation’s website — www.marsh.net.
      During fiscal year 2005, the Board of Directors held four meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting, and the Nominating Committee held one meeting. The Executive and Stock Award committees did not meet. All directors attended at least 75% of the aggregate of Board and committee meetings of which they were members during the fiscal year.
Shareholder Communications with the Board of Directors
      Shareholders may communicate with any of the Corporation’s directors by writing to them c/o Marsh Supermarkets, Inc., Attention: Secretary, 9800 Crosspoint Boulevard, Indianapolis, Indiana 46256-3350. Shareholders may also communicate with directors by sending an email to boardofdirectors@marsh.net. Shareholders may communicate with the chair of certain committees of the Board of Directors by sending an email to: execchair@marsh.net (Executive Committee); auditchair@marsh.net (Audit Committee); nomchair@marsh.net (Nominating Committee) or compchair@marsh.net (Compensation Committee), or with the outside directors as a group by sending an email to outsidedirectors@marsh.net. The Corporation’s Secretary reviews all such correspondence and regularly forwards it to the appropriate chair or members, as well as provides the Board of Directors with a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that the Secretary otherwise determines requires their attention. Concerns relating to accounting, financial reporting, internal controls or auditing matters are immediately brought to the attention of the Corporation’s Audit Committee and handled in accordance with procedures established by the Audit Committee.
Director Attendance at Annual Meeting of Shareholders
      The Board of Directors strongly encourages each of its members to attend the Annual Shareholder Meetings. To encourage director attendance at the Annual Shareholder Meetings, the annual meeting of the Board of Directors is held immediately following the Annual Shareholders Meeting each year. All directors attended the 2004 Annual Shareholders Meeting.
Code of Conduct
      The Corporation has established a Code of Conduct that applies to all employees, officers and directors of the Corporation. The purpose of the Code of Conduct is, among other things, to provide written standards that are reasonably designed to deter wrongdoing and to promote: honest and ethical conduct, including ethical handling of actual and apparent conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents filed with the Securities and Exchange Commission and other public communications by the Corporation; compliance with applicable laws, rules and regulations; prompt reporting of violations of the code; and accountability for adherence to the code. A copy of the Code of Conduct, as well as any amendments to or waivers from the Code of Conduct, are accessible at the Corporation’s website — www.marsh.net.
Compensation of Directors
      Each member of the Board of Directors who was not an employee of the Corporation or any subsidiary or affiliated company in which the Corporation has a direct or indirect ownership interest (an “Outside Director”) received an annual retainer of $30,000 during the fiscal year. The Chairman of each standing committee of the Board of Directors who was an Outside Director also received an additional annual fee of $5,000 for serving in that capacity. A director may elect to have all or a portion of the foregoing fees deferred under a deferred compensation plan offered by the Corporation. In fiscal year 2005, fees and reimbursed expenses paid to Outside Directors for services in all capacities aggregated $236,842.
      Under the Outside Directors’ Stock Plan, each Outside Director has the opportunity to use all or any portion of the fees paid by the Corporation for services as a director to purchase, at market price, shares of Class B Common Stock in lieu of cash payment of such fees. In fiscal year 2005, Outside Directors acquired an aggregate of 7,218 shares of Class B Common Stock pursuant to the Outside Directors’ Stock Plan in lieu of cash payment of fees.
      Each Outside Director may, at the discretion of the Board of Directors, be granted options to purchase shares of Common Stock or awarded shares of restricted Common Stock pursuant to the 1999 Outside Directors’ Stock Option Plan approved by the shareholders at the 1999 Annual Meeting. No options were granted in fiscal year 2005.

      A director who is not an Outside Director does not receive any fee for serving as a director, Chairman of the Board, or Chairman of any standing committee and is not eligible to receive grants of options or restricted stock under the 1999 Outside Directors’ Stock Option Plan or participate in the Outside Directors’ Stock Plan.
Certain Relationships and Related Transactions
      During fiscal year 2005, Jack J. Bayt, an executive officer of the Corporation, had a 31% ownership interest in A-1 Classic Rental, an equipment rental company, from which the Corporation or one of its subsidiaries rented approximately $377,768 of chairs, tables, linens, tableware and supplies upon terms which the Corporation believes were no less favorable than it could have obtained from unaffiliated third parties. Mr. Bayt also had a 25% ownership interest in Evergreen, LLC, which owns real estate that a subsidiary of the Corporation leased during fiscal year 2004 for an annual rental of $216,000. The Corporation believes that the terms of the lease are no less favorable than it could have obtained from an unaffiliated third party for comparable real estate.
      As previously reported, during fiscal year 2005, the Corporation entered into an agreement with C. Alan Marsh (“Marsh”), brother of Don E. Marsh, Chairman of the Board and Chief Executive Officer of the Corporation, and William L. Marsh, Senior Vice President-Property Management of the Corporation, and uncle of David A. Marsh, President and Chief Operating Officer of the Corporation, to settle a lawsuit filed by Marsh against the Corporation alleging breach of contract and civil conversion and the counterclaim and crossclaim filed by the Corporation against Marsh and Watson-Wyatt & Company, respectively (the “Settlement Agreement”). Under the terms of the Settlement Agreement, which became effective April 13, 2005, the parties agreed to release each other from all claims arising out of or relating to the allegations of the lawsuit, and the Corporation agreed to pay Marsh the greater of $985,785 or the cash surrender value of the two split-dollar life insurance policies identified in the lawsuit, to reimburse Marsh for $553,733 of federal income taxes he would incur as a result of the Corporation’s payment to him and to reimburse Marsh for the actual amount of his attorney’s fees up to $50,000. The Settlement Agreement further provides that the Corporation does not have to repay a loan it had taken against the split-dollar policies in the amount of $143,209 as of March 31, 2004, plus interest since that date, and Marsh does not have to repay the Corporation for $533,652 in premiums it had paid on the two policies of split-dollar insurance. The Audit Committee, which is comprised of three independent directors, approved the terms of the Settlement Agreement.
      During fiscal year 1999, the Corporation adopted, and the shareholders approved, the Executive Stock Purchase Plan of Marsh Supermarkets, Inc. The purposes of the plan were to facilitate the purchase of issued and outstanding shares of Common Stock by officers and executives of the Corporation, to align more closely management’s financial rewards with the financial rewards realized by all other shareholders of the Corporation, to increase the officer’s and executive’s motivation to manage the Corporation as owners, and to increase the ownership of Common Stock among management of the Corporation. Purchases of Common Stock by each participant in the plan were financed by personal bank loans guaranteed by the Corporation, which has recourse against the participants if the Corporation incurs a loss under the guarantees, in accordance with the provisions of the plan. Thirteen officers and executives participated in the plan and purchased an aggregate of 300,000 shares of Common Stock. The aggregate number of shares of Common Stock purchased under the plan and the largest amount owed on their personal bank loans during fiscal year 2005 by Messrs. Don E. Marsh, David A. Marsh, Jack J. Bayt, Douglas W. Dougherty and P. Lawrence Butt were: 100,000 shares and $0; 15,000 shares and $237,186; 15,000 and $0; 25,000 shares and $0; and 25,000 shares and $395,344, respectively. The loans to Messrs. David A. Marsh and Butt were paid in full and the related guarantees terminated in fiscal year 2005.

      During fiscal years 2003, 2004 and 2005, the Corporation employed: Jodi D. Marsh, spouse of David A. Marsh, President and Chief Operating Officer of the Corporation, and daughter-in-law of Don E. Marsh, Chairman of the Board and Chief Executive Officer of the Corporation, as Vice President-Community Relations at a base salary and cash bonus of $143,077 and $50,000, $160,000 and $0, and $163,077 and $0, respectively; William L. Marsh, brother of Don E. Marsh and uncle of David A. Marsh, as Senior Vice President-Property Management at a base salary and cash bonus of $295,538 and $107,300, $305,000 and $0, $310,865 and $0, respectively; William L. Marsh, Jr., nephew of Don E. Marsh and son of William L. Marsh, as Market Analyst at $78,000 and $12,042, $78,420 and $1,000, and $82,558 and $0, respectively; Rachele Armstrong, spouse of William L. Marsh, as Vice President-Microprocessing at a base salary and cash bonus of $72,000 and $18,000, $83,126 and $2,000, and $91,731 and $0, respectively; Arthur A. Marsh, son of Don E. Marsh, brother of David A. Marsh and nephew of William L. Marsh, as Executive Vice President-Acquisitions and Mergers and Assistant to the Chairman of the Board and Chief Executive Officer of the Village Pantry division at a base salary and cash bonus of $280,769 and $150,000, $350,000 and $0, and $356,731 and $0, respectively; Don Marsh Jr., son of Don E. Marsh, brother of David A. Marsh and nephew of William L. Marsh, as Vice President –Specialty Procurement and President, Floral Fashions division at a base salary and cash bonus of $153,077 and $40,000, $160,000 and $0, and $163,077 and $0, respectively; Joseph R. Heerens, son-in-law of Don E. Marsh, as Senior Vice President-Governmental Affairs, Vice President, Assistant Secretary and Assistant Counsel at a base salary and cash bonus of $158,077 and $60,000, $175,000 and $0, and $178,365 and $0, respectively; Demetrio Bayt, brother of Jack J. Bayt, President of Crystal Foods Services, as President of Crystal Catering division, at a base salary and cash bonus of $223,076 and $23,200, $240,000 and $75,000, and $244,615 and $146,500, respectively; Antonia Zunarelli, sister of Jack J. Bayt, as Sales and Facility Manager at a base salary and cash bonus of $72,000 and $3,125, $72,923 and $23,500, and $75,423 and $20,000, respectively; and David Page, father-in-law of Jack J. Bayt, as President of Primo Catering division, at a base salary and cash bonus of $80,000 and $0, $81,937 and $0, and $86,635 and $0, respectively. Each of the foregoing persons also received customary benefits and Messrs. William L. Marsh, Arthur A. Marsh and Demetrio Bayt are also participants in one of the Corporation’s supplemental retirement plans.
Compensation Committee Interlocks and Insider Participation
      Members of the Compensation Committee who served during the last completed fiscal year are Messrs. Huse, Blakley and Risk. None of these individuals has at any time been an officer or employee of the Corporation or any of its subsidiaries.
      Mr. J. Michael Blakley is a director and President and Chief Executive Officer of The Blakley Corporation, a building trade contractor specializing in interior and exterior building finishes, which, as a subcontractor of general contractors which constructed or remodeled seven supermarket or other facilities of the Corporation or its affiliates in fiscal year 2005, supplied $82,762 of building finishing material to the Corporation or its affiliates upon terms which the Corporation believes were no less favorable than the Corporation could have obtained from unaffiliated third parties.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNER
Management’s Stock Ownership
      The following table sets forth, as of May 27, 2005, certain information regarding the beneficial ownership of Common Stock by all directors and nominees, by the Named Officers (as defined herein), and by all directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power over the shares of Class A Common Stock and Class B Common Stock listed as beneficially owned by such person.

	Number and Nature of				Percent of Class
	Beneficial Ownership				Outstanding(1)

Name	Class A		Class B		Class A	Class B

J. Michael Blakley	12,100	(2)	20,538	(2)
P. Lawrence Butt	147,603	(3)	50,521	(3)	4.0%	1.4%
Charles R. Clark	10,422	(4)	13,818	(4)
Stephen M. Huse	10,874	(5)	23,177	(5)
John J. Heidt	10,000	(6)	5,011
Catherine A. Langham	10,162	(7)	16,737	(7)
Don E. Marsh	782,764	(8)	404,839	(8)	21.0%	10.9%
William L. Marsh	155,807	(9)	80,555	(9)	4.2%	2.2%
James K. Risk, III	12,225	(10)	18,654	(10)
K. Clay Smith	11,546	(11)	21,898	(11)
David A. Marsh	104,106	(12)	30,662	(12)	2.8%	1.0%
Jack J. Bayt	51,281	(13)	2,286		1.4%
Douglas W. Dougherty	134,502	(14)	38,548	(14)	3.6%
All directors and executive officers as a group (16 persons)	1,518,630	(15)	749,788	(15)	40.7%	20.1%

(1)	Percentages less than 1% of the outstanding shares of either class of Common Stock are not shown.

(2)	Includes options to acquire 10,000 shares of Class A Common Stock and 12,000 shares of Class B Common Stock, which are currently exercisable.

(3)	Includes options to acquire 80,000 shares of Class A Common Stock and 42,200 shares of Class B Common Stock, which are currently exercisable, and 1,084 phantom shares of Class A Common Stock.

(4)	Includes 47 shares of Class A Common Stock and 125 shares of Class B Common Stock owned by a member of his immediate family and options to acquire 10,000 shares of Class A Common Stock and 12,000 shares of Class B Common Stock, which are currently exercisable.

(5)	Includes 93 shares of Class A Common Stock and 93 shares of Class B Common Stock owned by a corporation in which Mr. Huse has an ownership interest and options to acquire 10,000 shares of Class A Common Stock and 12,000 shares of Class B Common Stock, which are currently exercisable.

(6)	Includes options to acquire 10,000 shares of Class A Common Stock, which are currently exercisable.

(7)	Includes options to acquire 10,000 shares of Class A Common Stock and 12,000 shares of Class B Common Stock, which are currently exercisable.

(8)	Includes 5,466 shares of Class A Common Stock and 5,483 shares of Class B Common Stock owned by members of his immediate family, and 96,003 shares of Class A Common Stock and 72,696 shares of Class B Common Stock with respect to which Don E. Marsh is trustee or co-trustee. Also includes options to acquire 312,500 shares of Class A Common Stock and 128,000 shares of Class B Common Stock, which are currently exercisable, and 5,144 phantom shares of Class A Common Stock.

(9)	Includes 1,574 shares of Class A Common Stock, and 2,919 shares of Class B Common Stock owned by members of his immediate family and 78,016 shares of Class A Common Stock and 59,194 shares of Class B Common Stock owned by two trusts with respect to which William L. Marsh has a one-third remainder interest or is a co-trustee and shares voting and investment powers. Also includes options to acquire 43,750 shares of Class A Common Stock and 17,100 shares of Class B Common Stock, which are currently exercisable.

(10)	Includes options to acquire 10,000 shares of Class A Common Stock and 12,000 shares of Class B Common Stock, which are currently exercisable.

(11)	Includes 1,000 shares of Class A Common Stock held as custodian and options to acquire 10,000 shares of Class A Common Stock and 13,500 shares of Class B Common Stock, which are currently exercisable.

(12)	Includes options to acquire 73,750 shares of Class A Common Stock and 17,300 shares of Class B Common Stock, which are currently exercisable, 1,747 shares of Class A Common Stock and 3,001 shares of Class B Common Stock owned by a member of his immediate family, options to acquire 5,750 shares of Class A Common Stock held by a member of his immediate family, which are currently exercisable, 150 phantom shares of Class A Common Stock owned by a member of his immediate family, and 2,293 phantom shares of Class A Common Stock.

(13)	Includes options to acquire 20,000 shares of Class A Common Stock, which are currently exercisable, 15,770 shares of Class A Common Stock held by a member of his immediate family, and 1,332 phantom shares of Class A Common Stock.

(14)	Includes options to acquire 80,000 shares of Class A Common Stock and 37,300 shares of Class B Common Stock, which are currently exercisable, and 1,510 phantom shares of Class A Common Stock.

(15)	Includes options to acquire 740,250 shares of Class A Common Stock and 329,100 shares of Class B Common Stock, which are currently exercisable, and 17,508 phantom shares of Class A Common Stock.
Security Ownership of Certain Beneficial Owners
      To the knowledge of the Corporation, as of May 27, 2005, other than Don E. Marsh* whose security ownership is listed in the preceding table, the only other beneficial owner of more than 5% of the outstanding shares of Class A Common Stock is set forth in the following table:

		Percent of
		Class A
	Amount and Nature of	Common Stock
Name and Address of Beneficial Owner	Beneficial Ownership	Outstanding

AMERICAN FINANCIAL GROUP, INC.	709,844 shares(1)	19.0%
c/o James C. Kennedy One East Fourth Street Cincinnati, Ohio 45202

*	Mailing address is 9800 Crosspoint Boulevard, Indianapolis, Indiana 46256-3350.

(1)	As reflected in Amendment No. 3 to its Schedule 13G, dated February 14, 2005, by American Financial Group, Inc. with the Securities and Exchange Commission.

COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
      The following table sets forth the annual and long-term compensation paid or distributed by the Corporation for services in all capacities for the fiscal years ended March 29, 2003, March 27, 2004, and April 2, 2005, to the Chief Executive Officer and each of the other four (4) most highly compensated executive officers of the Corporation whose compensation exceeded $100,000 (the “Named Officers”).
Summary Compensation Table

					Compensation
		Annual Compensation			Awards

				Other Annual	Securities	All Other
Name and	Fiscal	Salary	Bonus	Compensation	Underlying	Compensation
Principal Position	Year	($)(d)	$(a)	$(b)	Options/SARs(#)	(c)($)

Don E. Marsh	2005	1,019,231	273,791	93,340	0	46,082
Director; Chairman of the Board, &	2004	1,000,000	278,972	109,800	0	44,466
Chief Executive Officer	2003	936,539	558,483		100,000	41,620
David A. Marsh	2005	407,692	70,085		0	3,496
President; President & Chief	2004	400,000	71,220		0	6938
Operating Officer, LoBill Division	2003	303,846	297,957		35,000	10,020
Jack J. Bayt	2005	315,961	207,500		0	5,089
President & Chief Operating Officer,	2004	310,000	146,000		0	9,492
Crystal Food Services	2003	293,077	82,400		0	8,077
Douglas W. Dougherty	2005	305,769	71,366		0	11,805
Senior Vice President, Chief	2004	300,000	73,426		0	14,329
Financial Officer & Treasurer(e)	2003	291,538	150,600		20,000	15,240
P. Lawrence Butt	2005	290,491	77,689		0	11,087
Director; Senior Vice President,	2004	285,000	48,534		0	10,222
Counsel & Secretary	2003	272,308	220,557		20,000	14,577

(a)	Cash bonuses authorized by the Compensation Committee.

(b)	Value of perquisites or other personal benefits, securities or property received, the aggregate of which did not exceed the lesser of $50,000 or 10% of salary and bonus are not shown in the table. Includes for Don E. Marsh $69,496 for financial planning and other professional fees in fiscal year 2005 and $38,787 attributable to personal use of the Corporation’s aircraft in fiscal year 2004 using the aggregate incremental cost method and based on the variable operating costs of the aircraft, including fuel costs, mileage, trip related maintenance, landing/ramp fees and other miscellaneous costs. The amount reported reflects a change in valuation methodology from the prior year in which the cost of personal use of the Corporation’s aircraft had been calculated by using the Standard Industry Fare Level established by the Internal Revenue Service. Fiscal year 2004 amount has been recalculated so that amounts are reported on a consistent basis. During fiscal year 2005, Messrs. David A. Marsh, Bayt, Dougherty and Butt received other annual compensation in the aggregate amount of $26,833, $704, $0 and $11,347, respectively.

(c)	Includes for fiscal year 2005: (i) Supplemental Long-Term Disability Plan premiums of $12,505, $0, $2,147, $4,133, and $1,700, respectively; (ii) 401(k) plan contributions of $2,100, $2,158, $2,419, $2,440 and $2,421, respectively, (iii) group and other life insurance premiums of $18,288, $960, $523, $5,232, and $5,030, respectively; and (iv) Deferred Compensation Plan contributions of $13,189, $378, $0, $0, and $1,936, respectively.

(d)	Fiscal year 2005 was a 53 week year.

(e)	Mr. Dougherty retired from the Corporation effective May 28, 2005.

Options/SAR Exercises and Fiscal Year End Values Table
      The following table sets forth information with respect to the exercise of options and stock appreciation rights (“SARs”) during, and the unexercised options and SARs held at the end of, the fiscal year ended April 2, 2005, by the Named Officers. No options or SARs were granted during fiscal year 2004. No options were exercised by the Named Officers during fiscal year 2005.
Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

		Number of Securities		Value of Unexercised
		Underlying Unexercised		In-the-Money
		Options/SARs at		Options/SARs at
		Fiscal Year End		Fiscal Year End($)(a)

Name	Class	Exercisable	Unexercisable	Exercisable	Unexercisable

Don E. Marsh	A	312,500	0	0	0
	B	128,000	0	248,550	0
David A. Marsh	A	79,500	0	0	0
	B	17,300	0	39,575	0
Jack J. Bayt	A	20,000	0	0	0
	B	0	0	0	0
Douglas W. Dougherty	A	80,000	0	0	0
	B	37,300	0	93,210	0
P. Lawrence Butt	A	80,000	0	0	0
	B	42,200	0	88,350	0

(a)	Value of unexercised options based on fiscal year end per share price of $11.00 for Class A Common Stock and $12.20 for Class B Common Stock.

Retirement Plans
      The following table illustrates the estimated annual pension benefits under the Employees’ Pension Plan of Marsh Supermarkets, Inc. and Subsidiaries (taking Social Security benefits into account, but without regard to any survivorship benefit to an eligible spouse) (the “Pension Plan”) payable for a single straight life annuity upon normal retirement age at the compensation levels and years of benefit service shown, as well as the estimated benefits under the Supplemental Retirement Plans, which provide benefits inclusive of those that would otherwise be denied to participants by reason of certain Code limitations on qualified plan benefits.
Estimated Retirement Benefits Table

Average Annual
Compensation	Estimated Annual Retirement Benefits at
During Last	Various Years of Benefit Service
4 Years of
Service	10 Years	20 Years	30 Years

$400,000	$240,779	$245,243	$249,707
500,000	300,779	305,243	309,707
600,000	360,779	365,243	370,376
700,000	420,779	425,243	432,285
800,000	480,779	485,243	494,194
900,000	536,779	545,108	556,103
1,000,000	600,779	605,420	618,012
1,100,000	660,779	666,057	679,921
1,200,000	720,779	726,693	741,830
1,300,000	780,779	787,329	803,739
1,400,000	840,779	847,966	865,648
1,500,000	900,779	980,602	927,557
1,600,000	960,779	969,238	989,280
1,700,000	1,020,779	1,029,875	1,049,280
1,800,000	1,080,779	1,090,511	1,109,280
1,900,000	1,140,779	1,151,147	1,169,280
2,000,000	1,200,779	1,211,784	1,229,280
      Under the Pension Plan, monthly retirement benefits are computed on the basis of highest average monthly earnings during any 48 consecutive months of the last 120 months preceding retirement. The compensation covered by the Pension Plan includes all monthly earnings, but excludes amounts paid under the Management Incentive Plan or similar plans prior to January 1, 1985. Benefits payable under the Supplemental Retirement Plan exclude the sum of benefits payable under the Pension Plan and Social Security. Effective December 31, 1996, the accrual of benefits under the Pension Plan was curtailed and the benefit formula under the Supplemental Retirement Plan was modified with respect to any participants designated after January 1, 1997. Effective August 1, 1999, the Senior Executive Supplemental Retirement Plan, which modified the benefit calculation for certain senior executives under the Supplemental Retirement Plan, was adopted, and was amended on February 13, 2003, to conform the substance of the discretion of the Board of Directors with respect to funding and distribution to the Supplemental Retirement Plan. On February 19,

2004, the Board of Directors amended the Supplemental Retirement Plan to modify the benefit calculation for any employee with more than 20 years of service on the date the employee is designated as a participant in the plan.
      As of June 1, 2005, Don E. Marsh, David A. Marsh, Jack J. Bayt, Douglas W. Dougherty, and P. Lawrence Butt had 47, 26, 30, 11, and 27 years of benefit service, respectively. Assuming that the Named Officers continue in their present positions at their current salaries until retirement at age 65, their estimated annual pensions under the Pension Plan and the Supplemental Retirement Plans would be $795,255, $217,013, $238,943, $226,834, and $227,154, respectively.
Employment and Severance Agreements
      The Corporation has employment agreements with Don E. Marsh, Douglas W. Dougherty, and P. Lawrence Butt, dated as of August 3, 1999, for terms of five years each, subject to termination or automatic extension as provided in the agreements. Under the agreements, the base annual salaries for Don E. Marsh, Douglas W. Dougherty, and P. Lawrence Butt are $750,000, $260,000 and $227,000, respectively, subject to periodic review and increase, but not decrease, by the Compensation Committee or the Board of Directors. The agreements also provide that, in the event of termination of employment for reasons other than retirement, Without Reason or Cause (as such terms are defined in the agreements), each employee shall receive a salary continuation benefit for a period of five years in an amount equal to the sum of the employee’s highest base salary during the last five years and the highest cash bonus during the last 10 years, together with certain other employee benefits, as described in each agreement. As previously disclosed, Mr. Dougherty retired on May 28, 2005 and, in connection with such retirement, entered into a Consulting Agreement and a Separation and Release Agreement with the Corporation that resulted in a termination of his employment agreement, among other things. In addition, the Corporation has an employment agreement with David A. Marsh, dated as of August 9, 2002, for a term of three years, subject to termination or automatic extension as provided in the agreement. Under this agreement, the base annual salary for David A. Marsh is $300,000, subject to periodic increase, but not decrease, by the Compensation Committee or the Board of Directors. This amount was increased to $440,000 for fiscal year 2006. This agreement also provides that, in the event of termination of employment for reasons other than retirement, Without Reason or Cause (as such terms are defined in the agreement), the employee shall receive a salary continuation benefit for a period of three years in an amount equal to the sum of the employee’s highest base salary during the last three years and the highest cash bonus during the last six years, together with certain other employee benefits, as described in the agreement. The Corporation also has an employment agreement with Jack J. Bayt, dated March 30, 2003, for a term of five years pursuant to which Mr. Bayt is to receive a base annual salary of $310,000, together with a bonus based on the improvement in financial performance of the Crystal Food Service Division, subject to termination for Cause as defined in the agreement.
Report of the Compensation Committee of the Board of Directors

Compensation Philosophy
      The Compensation Committee and the Stock Award Committee of the Board of Directors (collectively, the “Committee”) believe that the primary objectives of the Corporation’s executive compensation policies should be:

•	To attract and retain talented executives by providing compensation that is, overall, competitive with the compensation provided to executives at companies of comparable size and position in the retail or other businesses, as appropriate, while maintaining compensation within levels that are consistent with the Corporation’s business plan, financial objectives and operating performance;

•	To provide appropriate incentives for executives to work toward the achievement of the Corporation’s annual performance targets established in the Corporation’s business plan; and

•	To align more closely the interests of executives with those of shareholders and the long-term interest of the Corporation by providing long-term incentive compensation in the form of stock options, restricted stock or other equity-based long-term incentive compensation.

      The Committee believes that the Corporation’s executive compensation policies should be reviewed each year following the time when the financial results of the Corporation’s prior fiscal year become available. The policies are reviewed in light of their consistency with the Corporation’s financial performance, its business plan and its position within the retail industry, as well as the compensation policies of similar companies in the retail business and general industry. The compensation of individual executives is reviewed at least annually by the Committee in light of its executive compensation policies for that year.
      In reviewing the comparability of the Corporation’s executive compensation policies, the Committee looks to executive compensation in general industry as well as for other companies with businesses reasonably related to the Corporation’s business, but may also consider factors which are unique to the Corporation. The Committee believes that for the current year and for the foreseeable future, the companies included in retail industry and general industry are generally appropriate for comparison, particularly after taking into account differences in size and other factors. The Committee will continue to review compensation information with data from other organizations in the retail or general industry or the geographic area in which the Corporation operates.
      The Committee believes that, in addition to corporate performance and specific business unit performance, it is appropriate to consider, in setting and reviewing executive compensation, the personal contributions a particular individual may make to the success of the corporate enterprise. This includes quantitative measures against objectives as well as qualitative factors, such as leadership skills, planning initiatives, development and morale skills, public affairs and civic involvement. No relative weight is assigned to these qualitative factors, which are applied subjectively by the Committee.
      The Committee believes that the above philosophy furthers the shareholders’ interest since a significant part of executive compensation is based on obtaining results that are beneficial to all shareholders. At the same time, the Committee believes the philosophy encourages responsible management of the Corporation in the short term. The Committee regularly reviews its philosophy so that the overall philosophy is as effective as practicable in furthering shareholders’ interests. The Committee bases its review on the experience of its members, on information requested from management, and on discussions with and information compiled by independent compensation consultants.
Compensation of Executives other than the Chief Executive Officer
      The Committee believes that the compensation of executive officers (other than the Chief Executive Officer) should be comprised of base compensation, annual incentive compensation and long-term incentive compensation and has applied the policies described herein as set forth below.
      Base Compensation. Base compensation for executive officers of the Corporation is generally set at approximately the fiftieth to seventy-fifth percentile of the base compensation of executive officers with similar responsibilities at other companies. The Committee believes that these compensation levels have enabled the

Corporation to attract and retain talented executives while keeping compensation in line with the financial objectives of the Corporation. Accordingly, the Compensation Committee believes that the current policy concerning base compensation should be continued. In determining whether an increase in base compensation was appropriate for fiscal year 2005, the Compensation Committee reviewed the salary ranges recommended by management and consulted with the Chief Executive Officer. The Compensation Committee subjectively determined on the basis of discussions with the Chief Executive Officer and its members’ experience in business generally and with the Corporation specifically the levels of base compensation it deemed appropriate for each executive officer after taking into consideration their respective contributions, the Corporation’s overall performance, external market conditions and other factors. As a result of this analysis, no increases in base salary were awarded to executive officers during fiscal year 2005 reflecting the Compensation Committee’s subjective judgment and consideration of the foregoing factors.
      Annual Incentive Compensation. The Committee believes that compensation should be in part directly linked to operating performance. To achieve this link with regard to short-term performance, the Committee has relied on cash bonuses. Generally, bonuses have been awarded under the Management Incentive Plan under which cash awards equal to a percentage of a fiscal year base salary can be granted to officers and key employees based on the extent to which actual earnings of the Corporation or the relevant business unit during a fiscal year exceed the minimum earnings threshold approved by the Compensation Committee for such fiscal year. The amount of any award varies with the level of responsibility and actual earnings relative to threshold and target earnings. The Compensation Committee also has awarded periodically discretionary bonuses to officers and other employees based on recommendations from management and consultations with the Chief Executive Officer. Based on discussions with the Chief Executive Officer, the level of executive salaries as compared to the market, the members’ experience in business generally and such other factors as the members deemed appropriate in their subjective judgment, the Committee elected to maintain generally the target incentive award levels and determined subjectively the amount of each bonus after taking into consideration the employee’s past and potential for future contributions to the Corporation and the loss of benefits to certain executive officers. During fiscal year 2005, bonuses aggregating approximately $472,000 were awarded to executive officers (other than the Chief Executive Officer).
      Long-Term Incentive Compensation. The Committee believes that an integral part of the Corporation’s executive compensation policies is equity-based compensation plans which encourage and create ownership of the Corporation’s stock by its executives, thereby aligning executives’ long-term interests with those of the shareholders. These long-term incentive programs are principally reflected in the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan (“1998 Plan”). The Committee believes that significant stock ownership is a major incentive in building shareholder value and reviews awards of options and restricted stock with that goal in mind.
      The Corporation has no set policy as to when equity-based incentives should be awarded, although historically stock options have been the principal vehicle for payment of long-term incentive compensation and generally have been awarded, along with any restricted stock grants, during or near the period between the end of the fiscal year and the next succeeding annual meeting of shareholders. The Committee believes that the Corporation should make it a part of its regular executive compensation policies to grant periodic awards of equity-based incentives to executive officers and other key employees as part of the compensation package that is reviewed annually for each executive officer and key employee. This grant should be made within guidelines established at the time of the annual review. The Committee’s policy is that the material terms of stock options should not be amended after grant and that the Committee should take into account the number of shares and options held by each executive officer. During fiscal year 2005, the Stock Award Committee did not authorize any grants under the 1998 Plan to executive officers based on the limited number of shares remaining under the plan, the number of shares owned by executive officers, the potential accounting expense under pending accounting rules and other factors.
Compensation of the Chief Executive Officer
      The Committee believes that the compensation package for the Chief Executive Officer is consistent with its general policies concerning executive compensation and is appropriate in light of the Corporation’s financial objectives and performance. Awards of long-term incentive compensation to the Chief Executive Officer are considered concurrently with awards to other executive officers and follow the same general policies as such other long-term incentive awards.
      2005 Compensation of the Chief Executive Officer. In setting the salary and incentive compensation levels of the Chief Executive Officer for fiscal year 2005, the Committee considered the same factors applicable to executive officers generally and reviewed his performance in moving the Corporation towards its desired strategic direction. Based on the subjective application of these factors, and considering the leadership skills and individual efforts of the Chief Executive Officer in guiding overall performance in light of significant past and future competitive changes, as well as recognizing his continuing active leadership role in local, state, and industry matters, the Compensation Committee did not change the Chief Executive Officer’s base salary, but did award him a cash bonus of $274,000. The Stock Award Committee did not award the Chief Executive Officer any stock options under the 1998 Plan because of the same factors enumerated above with respect to executive officers.
Compliance with Internal Revenue Code Section 162(m)
      Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation paid to any executive officer in excess of $1,000,000 annually. The Committee intends for executive compensation pursuant to the Corporation’s stock incentive plans generally to qualify as performance-based compensation and therefore be excluded from the deduction limit found under Internal Revenue Service regulations. Although the Committee currently anticipates that the compensation to be paid in future years to substantially all executive officers will be deductible under Section 162(m) because executive officer compensation is generally below the limit and because the Committee intends to continue utilizing performance-based compensation, the Committee believes its primary responsibility is to provide a compensation program that will attract, retain and reward executive talent necessary to maximize returns to shareholders and that the loss of the tax deduction may be necessary in some instances to achieve this purpose.

Compensation Committee	Stock Award Committee

Stephen M. Huse, Chairman	Stephen M. Huse, Chairman
J. Michael Blakley	K. Clay Smith
James K. Risk, III
      The foregoing report of the Compensation Committee does not constitute soliciting material and shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Report of the Audit Committee of the Board of Directors
      The Audit Committee is comprised of three independent directors as defined under the applicable rules of the Nasdaq National Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission. The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the Corporation’s financial statements and the reporting process, including the systems of internal controls over financial reporting. The Corporation’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Corporation’s audited financial statements to generally accepted accounting principles.
      In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements of the Corporation. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended by Statement on Accounting Standards No. 90 (Audit Committee Communications). In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Corporation and its management. The Audit Committee has considered whether the independent registered public accounting firm ’s provision of non-audit services to the Corporation is compatible with the registered public accounting firm ’s independence.
      The Audit Committee discussed with the Corporation’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, the evaluations of the Corporation’s internal controls and the overall quality of the Corporation’s financial reporting.
      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements of the Corporation be included or incorporated by reference in the Corporation’s Annual Report on Form 10-K for the year ended April 2, 2005, for filing with the Securities and Exchange Commission.

Audit Committee

Charles R. Clark, Chairman
Catherine A. Langham
K. Clay Smith
      The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

PERFORMANCE GRAPH
Cumulative Total Return (1)
Marsh Supermarkets, Inc., Russell 2000, and NASDAQ Retail Trade

	Mar-00	Mar-01	Mar-02	Mar-03	Mar-04	Mar-05

MARSH SUPERMARKETS-CL A	100.00	102.50	112.46	86.73	102.89	91.18

MARSH SUPERMARKETS-CL B	100.00	135.85	156.78	131.54	161.56	166.95

RUSSELL 2000	100.00	84.67	96.51	70.49	115.48	121.73

NASDAQ Retail Trade	100.00	70.63	94.42	77.83	116.82	138.51

(1)	Assumes $100 investment on March 31, 2000 in Marsh Supermarkets, Inc. Class A Common Stock and Class B Common Stock, Russell 2000 and NASDAQ Retail Trade. Total returns are calculated on a dividends reinvested basis. Indices are weighted by market capitalization.

(2)	Data for Marsh Supermarkets, Inc. and NASDAQ Retail Trade was provided by the Center for Research in Security Prices, University of Chicago.

(3)	Data for Russell 2000 was obtained at www.russell.com.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, directors, and persons who own more than 10% of the outstanding shares of a registered class of a corporation’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the corporation with copies of all Section 16(a) forms they file.
      Based solely on a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Corporation, the Corporation believes its executive officers, directors and greater than 10% beneficial owners complied with all applicable filing requirements of Section 16(a) during fiscal year 2005, except for Messrs. Jack J. Bayt and Charles R. Clark, each of whom had a Form 4 that was not filed timely as a result of administrative and other delays.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee has selected the firm of Ernst & Young LLP, which audited the Corporation’s financial statements for the past fiscal year, to serve as the Corporation’s independent registered public accounting firm to audit the consolidated financial statements for the fiscal year to end April 1, 2006. A representative of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions.
Independent Registered Public Accounting Firm Fee Information
      The following table presents fees for audit, audit-related, tax and other services rendered by the Corporation’s independent registered public accounting firm for the fiscal years ended April 2, 2005 and March 27, 2004.

Type of Fees	2005	2004

Audit Fees(1)	$390,865	$489,000
Audit-Related Fees(2)	32,990	25,000
Tax Fees(3)	0	0
All Other Fees(4)	351,831	338,585

Total Fees	$775,686	$852,585

(1)	Audit fees include fees associated with the audits of the Corporation’s annual consolidated financial statements and reviews of our quarterly financial statements.

(2)	Audit-related fees primarily include fees for pension and statutory audits, accounting consultations, and reviews in connection with the filings with the Securities and Exchange Commission.

(3)	Tax fees include services rendered for tax compliance, tax advice and tax planning.

(4)	All other fees include cost segregation study, state tax audit planning and defense, tax accounting methods for property, equipment, inventory and other property, tax return review and assistance, assistance with federal audit, and ESOP conversion and check the box elections.
Pre-Approval of Audit and Non-Audit Fees
      Rules promulgated by the Securities and Exchange Commission pursuant to Section 202 of the Sarbanes-Oxley Act of 2002 require the Audit Committee to pre-approve audit and non-audit services provided by the Corporation’s independent registered public accounting firm. The rules became effective on May 6, 2003, and since that date all services provided by the Corporation’s independent registered public accounting firm have been subject to pre-approval by the Audit Committee.
      Consistent with the Section 202 rules and other Securities and Exchange Commission rules on auditor independence, the Audit Committee has adopted an Audit Committee Pre-Approval Policy. The policy prohibits the independent registered public accounting firm from performing certain non-audit services and any services that have not been approved by the Audit Committee consistent with the Section 202 rules. The policy establishes procedures to ensure that proposed services are brought before the Audit Committee for consideration and, if determined by the Committee to be consistent with the registered public accounting firm’s independence, approved prior to initiation, and to ensure that the Audit Committee has adequate information to assess the types of services being performed and fee amounts on an ongoing basis. The policy allows delegation of pre-approval responsibility to one or more members of the Committee, within certain financial guidelines, along with a requirement that amounts approved by the members must be presented to the full Committee within three business days.

SHAREHOLDER PROPOSALS
      Shareholder proposals, intended to be included in the proxy material relating to the Annual Meeting of Shareholders to be held August 2, 2006, must be received by the Corporation not later than February 24, 2006, and must comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended. In addition, the Corporation’s By-Laws establish an advance notice procedure with regard to certain matters, including shareholder proposals not included in the Corporation’s proxy statement. In general, in order for any such matters to be brought before an annual meeting of shareholders, notice must be received by the Corporation not less than 60 days and not more than 90 days prior to the annual meeting date and must contain specified information concerning the matters and the shareholder proposing such matters. The Board of Directors will consider nominees for the Board of Directors recommended by certain shareholders, if such shareholders comply with the advance notice provisions contained in the Corporation’s By-Laws. Directors are selected based on a variety of factors, including their demonstrated knowledge, experience and ability in their chosen endeavors. Shareholder recommendations for nominees must include certain biographical and other information and the proposed nominee’s written consent to nomination. Such proposals should be addressed to the Corporate Secretary at the Corporation’s principal executive offices.
OTHER MATTERS
      The Board of Directors is not aware presently of any matters to be presented at the Annual Meeting other than the election of directors. If, however, other matters are properly brought before the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment on such matters.
      By order of the Board of Directors.

MARSH SUPERMARKETS, INC.

By:

P. Lawrence Butt, Secretary
Indianapolis, Indiana
June 23, 2005
      A COPY OF THE CORPORATION’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 2, 2005, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO P. LAWRENCE BUTT, SECRETARY, MARSH SUPERMARKETS, INC., 9800 CROSSPOINT BOULEVARD, INDIANAPOLIS, INDIANA 46256-3350. THE CORPORATION’S ANNUAL REPORT ON FORM 10-K MAY ALSO BE ACCESSED ON THE WORLD WIDE WEB AT WWW.MARSH.NET OR WWW.SEC.GOV. COPIES OF EXHIBITS TO THE FORM 10-K ALSO WILL BE AVAILABLE UPON WRITTEN REQUEST UPON PAYMENT OF CHARGES APPROXIMATING THE CORPORATION’S REASONABLE COST IN FURNISHING SUCH EXHIBITS. THE 2005 ANNUAL REPORT TO SHAREHOLDERS IS NOT PART OF THE PROXY SOLICITATION MATERIAL.

c/o National City Bank
Corporate Trust Operations
Locator 5352
P. O. Box 92301
Cleveland, OH 44101-4301

Your vote is very important

Regardless of whether you plan to attend the Annual Meeting of
Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

ê   Please fold and detach card at perforation before mailing.   ê

Supermarkets, Inc.
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned hereby appoints John J. Heidt, Catherine A. Langham and K. Clay Smith, or any one of them, as proxies, each with the power of substitution, and authorizes them to represent the undersigned, and to vote as indicated hereon all shares of Class A Common Stock of Marsh Supermarkets, Inc. held of record by the undersigned on May 27, 2005, at the Annual Meeting of Shareholders to be held August 2, 2005, and at any adjournment thereof.

Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 23, 2005, and the 2005 Annual Report to Shareholders is hereby acknowledged.

Dated:	, 2005

Signature

Signature
Please sign exactly as your name(s) appear hereon. If shares are owned jointly all owners should sign. If signing as attorney, executor, administrator, trustee, guardian, corporate officer or other representative capacity, please indicate your full title as such.

ê Please fold and detach card at perforation before mailing. ê

MARSH SUPERMARKETS, INC.	PROXY

Unless otherwise specified, this Proxy will be voted FOR all nominees for director.

1.	The election of four (4) directors for terms of three (3) years each and until their successors are duly elected and qualified.

Nominees: J. Michael Blakley	P. Lawrence Butt	Charles R. Clark	James K. Risk, III

☐	FOR all nominees listed above except those whose names are written below:	☐	WITHHOLD authority to vote for all nominees

2.	In their discretion with respect to such other business as may properly come before the meeting.

(Please date and sign on reverse side and return this Proxy in the accompanying envelope promptly.)

Marsh Supermarkets, Inc.
9800 Crosspoint Blvd.
Indianapolis, IN 46256-3350

Your vote is very important

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your voting instruction card in the enclosed envelope.

ê   Please fold and detach card at perforation before mailing.   ê

Supermarkets, Inc.
MARSH EQUITY OWNERSHIP PLAN

This Instruction Card is Solicited on Behalf of the Board of Directors

The undersigned hereby authorizes the Trustee of the Marsh Equity Ownership Plan (“Plan”) to appoint John J. Heidt, Catherine A. Langham and K. Clay Smith, or any one of them, as attorneys-in-fact and proxies, each with the power of substitution, and authorizes such persons to represent the undersigned, and to vote as indicated hereon all shares of Class A Common Stock of Marsh Supermarkets, Inc. credited to the undersigned’s account in the Plan as of May 27, 2005, at the Annual Meeting of Shareholders to be held August 2, 2005, and at any adjournment thereof.

Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 23, 2005, and the 2005 Annual Report to Shareholders is hereby acknowledged.

Dated:	, 2005

Signature
Please sign exactly as your name(s) appears.

ê   Please fold and detach card at perforation before mailing.   ê

MARSH SUPERMARKETS, INC.	VOTING INSTRUCTIONS

Unless otherwise specified, this Instruction Card will be voted FOR all nominees for director.

1.	The election of four (4) directors for terms of three (3) years each and until their successors are duly elected and qualified.

Nominees: J. Michael Blakley	P. Lawrence Butt	Charles R. Clark	James K. Risk, III

☐	FOR all nominees listed above except those whose names are written below:	☐	WITHHOLD authority to vote for all nominees

2.	In their discretion with respect to such other business as may properly come before the meeting.

(Please date and sign on reverse side and return this Instruction Card in the accompanying envelope promptly.)

Marsh Supermarkets, Inc.
9800 Crosspoint Blvd.
Indianapolis, IN 46256-3350

Your vote is very important

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your voting instruction card in the enclosed envelope.

ê   Please fold and detach card at perforation before mailing.   ê

Supermarkets, Inc.
401(K) PLAN

This Instruction Card is Solicited on Behalf of the Board of Directors

The undersigned hereby authorizes the Trustee of the Marsh Supermarkets, Inc. 401(k) Plan (“Plan”) to appoint John J. Heidt, Catherine A. Langham and K. Clay Smith, or any one of them, as attorneys-in-fact and proxies, each with the power of substitution, and authorizes such persons to represent the undersigned, and to vote as indicated hereon all shares of Class A Common Stock of Marsh Supermarkets, Inc. credited to the undersigned’s account in the Plan as of May 27, 2005, at the Annual Meeting of Shareholders to be held August 2, 2005, and at any adjournment thereof.

Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 23, 2005, and the 2005 Annual Report to Shareholders is hereby acknowledged.

Dated:	, 2005

Signature
Please sign exactly as your name(s) appears.

ê   Please fold and detach card at perforation before mailing.   ê

MARSH SUPERMARKETS, INC.	VOTING INSTRUCTIONS

Unless otherwise specified, this Instruction Card will be voted FOR all nominees for director.

1.	The election of four (4) directors for terms of three (3) years each and until their successors are duly elected and qualified.

Nominees: J. Michael Blakley	P. Lawrence Butt	Charles R. Clark	James K. Risk, III

☐	FOR all nominees listed above except those whose names are written below:	☐	WITHHOLD authority to vote for all nominees

2.	In their discretion with respect to such other business as may properly come before the meeting.

(Please date and sign on reverse side and return this Instruction Card in the accompanying envelope promptly.)